UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2018. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2018	Year Ended December 31, 2018
Cohen & Steers Preferred Securities and Income Fund:
Class A	–2.49%	–4.96%
Class C	–2.82%	–5.54%
Class F	–2.38%	–4.62%
Class I	–2.33%	–4.66%
Class R	–2.55%	–5.03%
Class Z	–2.31%	–4.55%
ICE BofAML Fixed-Rate Preferred Securities Index[a]	–4.38%	–4.34%
Blended Benchmark—60% ICE BofAML US IG Institutional Capital Securities Index/30% ICE BofAML Core Fixed-Rate Preferred Securities Index/10% Bloomberg Barclays Developed Market USD Contingent Capital Index[a]	–2.67%	–4.19%
S&P 500 Index[a]	–6.85%	–4.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance

[a]

The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofAML US IG Institutional Capital Securities Index is a subset of the ICE BofAML US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML Core Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

In 2018, preferred securities delivered a negative total return in a calendar year for the first time in a decade amid a difficult environment for investments in general. Following a prolonged period of steady gains, equity and credit markets encountered turbulence amid tighter financial conditions, rising global trade tensions and slowing economic growth.

Although the economy remained relatively healthy globally, momentum slowed across most regions. Europe and China particularly showed signs of deceleration. Inflation remained subdued, but indications that pressures were building, notably in the labor market, prompted the U.S. Federal Reserve (the Fed) to continue to normalize interest rates. The Fed also removed liquidity from the system by slowly unwinding its crisis-era quantitative easing program via portfolio reduction, while the European Central Bank stopped increasing the size of its portfolio.

Preferred securities had generally modest declines heading into the fourth quarter, but conditions became more challenging in part due to technical pressures. ETFs and mutual funds with sizable allocations to preferreds saw significant outflows late in the year, which resulted in widespread and often indiscriminate selling of preferred securities. Tax loss-related selling likely contributed to these pressures ahead of year end.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark. Security selection in the insurance sector detracted from relative performance, due in part to out-of-index securities from a U.K. insurer that had significant declines. Security selection in banking also hindered relative performance, in part because we did not own a long-dated preferred from Bank of America that was redeemed by the issuer at a substantial premium.

Security selection in the finance sector aided relative performance, led by a non-index floating-rate preferred from Ally Financial that had a solid gain. Security selection in the real estate and pipeline sectors also contributed to relative returns. The outperformance in real estate reflected our underweight in the lowest-coupon securities that had generally sizable declines in the period.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The forward foreign currency exchange contracts contributed to the Fund’s total return during the 12-month period ended December 31, 2018, while the currency options did not have a material effect on the Fund’s total return for the period.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2018

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–8.53%[a]	–6.48%[d]	—	—	—	—
1 Year (without sales charge)	–4.96%	–5.54%	–4.62%	–4.66%	–5.03%	–4.55%
5 Years (with sales charge)	4.56%[a]	4.69%	—	—	—	—
5 Years (without sales charge)	5.36%	4.69%	—	5.72%	—	—
Since Inception[e] (with sales charge)	6.78%[a]	6.55%	—	—	—	—
Since Inception[e] (without sales charge)	7.25%	6.55%	1.06%	7.61%	3.89%	4.41%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2018 prospectus as supplemented on December 19, 2018, were as follows: Class A—1.16% and 1.16%; Class C—1.81% and 1.81%; Class F—0.81% and 0.81%; Class I—0.87% and 0.85%; Class R—1.31% and 1.31%; and Class Z—0.81% and 0.81%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2020, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 3.75% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s benchmarks do not include below-investment-grade securities. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]

The Linked Blended Benchmark is represented by 50% ICE BofAML Fixed-Rate Preferred Securities Index and 50% ICE BofAML Capital Securities Index through December 31, 2016 and 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index for periods thereafter.

[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018—December 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[a] July 1, 2018— December 31, 2018
Class A
Actual (–2.49% return)	$1,000.00	$975.10	$5.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class C
Actual (–2.82% return)	$1,000.00	$971.80	$8.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15

Class F
Actual (–2.38% return)	$1,000.00	$976.20	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

Class I
Actual (–2.33% return)	$1,000.00	$976.70	$4.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

Class R
Actual (–2.55% return)	$1,000.00	$974.50	$6.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

Class Z
Actual (–2.31% return)	$1,000.00	$976.90	$3.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 0.85%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Wells Fargo & Co., 6.558%, Series K (FRN)	$115,266,770	2.0
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)	108,221,625	1.9
JPMorgan Chase & Co., 6.75%, Series S	107,206,269	1.9
GMAC Capital Trust I, 8.401%, due 2/15/40, Series 2 (TruPS) (FRN)	104,540,079	1.8
MetLife, Inc., 9.25%, due 4/8/38, 144A	92,227,355	1.6
Prudential Financial, Inc., 5.625%, due 6/15/43	86,720,534	1.5
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)	86,126,650	1.5
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	80,728,804	1.4
BNP Paribas SA, 7.625%, 144A (France)	78,636,250	1.4
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)	76,766,081	1.4

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2018

		Shares	Value
EXCHANGE-TRADED FUNDS	0.5%
Invesco Preferred ETF		937,260	$12,624,892
iShares US Preferred Stock ETF		434,115	14,859,756

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$30,012,473)			27,484,648

PREFERRED SECURITIES—$25 PAR VALUE	22.4%
BANKS	8.3%
Bank of America Corp., 6.20%, Series CCa		898,360	22,791,393
Bank of America Corp., 6.00%, Series EEa		755,906	18,935,445
Bank of America Corp., 6.00%, Series GGa		1,253,185	31,454,944
Bank of America Corp., 5.875%, Series HHa		1,630,325	40,383,150
Bank of America Corp., 6.50%, Series Ya		1,264,788	32,100,320
Citigroup, Inc., 6.30%, Series Sa		1,277,726	32,582,013
GMAC Capital Trust I, 8.401%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[b]		4,123,869	104,540,079
Goldman Sachs Group, Inc./The, 6.30%, Series Na		152,278	3,861,770
Huntington Bancshares, Inc., 6.25%, Series Da		1,092,280	27,110,390
JPMorgan Chase & Co., 6.15%, Series BBa		611,074	15,753,488
JPMorgan Chase & Co., 6.125%, Series Ya		916,646	23,236,976
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,c		745,337	17,008,590
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,c		1,049,575	26,018,964
Sterling Bancorp, 6.50%, Series Aa		286,122	7,124,438
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,c		671,535	16,499,615
Wells Fargo & Co., 6.00%, Series Va		938,956	23,577,185
Wells Fargo & Co., 5.70%, Series Wa		345,763	8,229,159
Wells Fargo & Co., 5.625%, Series Ya		1,037,631	24,384,329

			475,592,248

ELECTRIC	1.1%
INTEGRATED ELECTRIC	0.3%
DTE Energy Co., 5.375%, due 6/1/76, Series B		544,062	12,388,292
Integrys Holdings, Inc., 6.00% to 8/1/23, due 8/1/73[c]		348,222	8,278,978

			20,667,270

REGULATED ELECTRIC	0.8%
CMS Energy Corp., 5.875%, due 10/15/78		302,950	7,288,977

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
Southern Co./The, 6.25%, due 10/15/75		1,429,933	$36,477,591

			43,766,568

TOTAL ELECTRIC			64,433,838

FINANCIAL	2.9%
DIVERSIFIED FINANCIAL SERVICES	0.5%
KKR & Co., Inc., 6.75%, Series Aa		1,206,871	31,209,684

INVESTMENT ADVISORY SERVICES	0.2%
Ares Management Corp., 7.00%, Series Aa		442,123	11,504,040

INVESTMENT BANKER/BROKER	2.2%
Carlyle Group LP/The, 5.875%, Series Aa		798,000	16,255,260
Charles Schwab Corp./The, 5.95%, Series Da		461,361	11,534,025
Morgan Stanley, 6.875% to 1/15/24, Series Fa,c		1,096,072	28,388,265
Morgan Stanley, 6.375% to 10/15/24, Series Ia,c		1,911,130	48,217,810
Morgan Stanley, 5.85% to 4/15/27, Series Ka,c		788,204	19,137,593

			123,532,953

TOTAL FINANCIAL			166,246,677

INDUSTRIALS—CHEMICALS	0.9%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,c]		862,510	21,295,372
CHS, Inc., 6.75% to 9/30/24, Series 3[a,c]		859,303	20,674,830
CHS, Inc., 7.50%, Series 4[a]		452,176	11,421,966

			53,392,168

INSURANCE	3.0%
LIFE/HEALTH INSURANCE	0.3%
MetLife, Inc., 5.625%, Series Ea		557,217	13,122,460

LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Aegon NV, 6.50% (Netherlands)[a]		283,961	7,110,383

MULTI-LINE	0.7%
Allstate Corp., 5.625%, Series Ga		89,300	2,138,735
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		487,938	12,100,863
WR Berkley Corp., 5.625%, due 4/30/53		242,357	5,489,386
WR Berkley Corp., 5.75%, due 6/1/56		945,596	21,200,262

			40,929,246

MULTI-LINE—FOREIGN	0.8%
PartnerRe Ltd., 6.50%, Series G (Bermuda)[a]		1,036,594	25,572,774

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
PartnerRe Ltd., 5.875%, Series I (Bermuda)[a]		911,500	$20,745,740

			46,318,514

PROPERTY CASUALTY—FOREIGN	0.4%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,c]		1,040,000	24,336,000

REINSURANCE	0.7%
Arch Capital Group Ltd., 5.25%, Series Ea		335,754	6,671,432
Arch Capital Group Ltd., 5.45%, Series Fa		819,955	16,669,685
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56[c]		703,307	16,562,880

			39,903,997

TOTAL INSURANCE			171,720,600

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 5.625%, due 8/1/67		720,000	16,696,800

PIPELINES	1.0%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[c]		1,479,350	34,823,899
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Ca,c		350,000	7,703,500
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Da,c		600,000	13,752,000

			56,279,399

REAL ESTATE	3.2%
DIVERSIFIED	0.5%
Colony Capital, Inc., 8.75%, Series Ea		459,286	10,627,878
Colony Capital, Inc., 7.15%, Series Ia		118,380	2,184,111
National Retail Properties, Inc., 5.70%, Series Ea		284,600	6,545,800
Wells Fargo Real Estate Investment Corp., 6.375%, Series Aa		255,583	6,402,354

			25,760,143

HOTEL	0.2%
Hersha Hospitality Trust, 6.875%, Series Ca		199,569	4,336,634
Sunstone Hotel Investors, Inc., 6.95%, Series Ea		255,000	6,336,750

			10,673,384

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
INDUSTRIALS	0.1%
PS Business Parks, Inc., 5.75%, Series Ua		125,557	$2,944,312

NET LEASE	0.9%
VEREIT, Inc., 6.70%, Series Fa		2,134,278	50,497,018

RESIDENTIAL	0.6%
APARTMENT	0.1%
Apartment Investment & Management Co., 6.875%[a]		240,000	6,120,000

SINGLE FAMILY	0.5%
American Homes 4 Rent, 6.50%, Series Da		625,583	14,088,129
American Homes 4 Rent, 6.35%, Series Ea		650,000	14,397,500

			28,485,629

TOTAL RESIDENTIAL			34,605,629

SHOPPING CENTERS	0.5%
COMMUNITY CENTER	0.3%
Cedar Realty Trust, Inc., 7.25%, Series Ba		47,075	1,090,728
Saul Centers, Inc., 6.875%, Series Ca		244,655	6,166,529
SITE Centers Corp., 6.375%, Series Aa		322,264	6,960,902
SITE Centers Corp., 6.50%, Series Ja		236,707	5,366,148

			19,584,307

REGIONAL MALL	0.2%
Taubman Centers, Inc., 6.25%, Series Ka		243,934	5,744,646
Taubman Centers, Inc., 6.50%, Series Ja		170,050	4,077,799

			9,822,445

TOTAL SHOPPING CENTERS			29,406,752

SPECIALTY	0.4%
Digital Realty Trust, Inc., 6.625%, Series Ca		510,887	13,528,288
Digital Realty Trust, Inc., 6.35%, Series Ia		479,175	12,204,587

			25,732,875

TOTAL REAL ESTATE			179,620,113

TECHNOLOGY—SOFTWARE	0.3%
eBay, Inc., 6.00%, due 2/1/56		646,467	16,471,979

UTILITIES	1.4%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[c]		110,757	2,765,602

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
NiSource, Inc., 6.50% to 3/15/24, Series Ba,c		685,386	$17,211,756
SCE Trust III, 5.75% to 3/15/24, Series Ha,c		226,017	5,230,033
SCE Trust IV, 5.375% to 9/15/25, Series Ja,c		1,250,610	25,387,383
SCE Trust V, 5.45% to 3/15/26, Series Ka,c		529,277	11,051,304
SCE Trust VI, 5.00%[a]		888,639	16,164,344

			77,810,422

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,341,189,388)			1,278,264,244

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	74.1%
BANKS	15.1%
Bank of America Corp., 6.10% to 3/17/25, Series AAa,c		$18,216,000	17,965,530
Bank of America Corp., 6.25% to 9/5/24, Series Xa,c		38,208,000	37,797,264
Bank of America Corp., 6.50% to 10/23/24, Series Za,c		74,322,000	75,343,928
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000	3,662,130
Citigroup, Inc., 5.90% to 2/15/23[a,c]		28,198,000	26,351,031
Citigroup, Inc., 5.95% to 1/30/23[a,c]		2,382,000	2,176,791
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,c		17,490,000	15,850,313
Citigroup, Inc., 6.125% to 11/15/20, Series Ra,c		64,642,000	63,187,555
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,c		38,711,000	37,121,913
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,c		16,800,000	15,750,000
CoBank ACB, 6.125%, Series Ga		175,200	17,607,600
CoBank ACB, 6.20% to 1/1/25, Series Ha,c		103,600	10,411,800
CoBank ACB, 6.25% to 10/1/22, Series Fa,c		346,400	34,813,200
CoBank ACB, 6.25% to 10/1/26, Series Ia,c		41,929,000	42,138,645
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,d		251,700	25,295,850
Farm Credit Bank of Texas, 10.00%, Series 1[a]		29,250	32,613,750
Goldman Sachs Group, Inc./The, 5.70% to 5/10/19, Series La,c		22,946,000	22,403,327
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Za,c		23,276,000	23,043,240
JPMorgan Chase & Co., 5.99%, (3 Month US LIBOR + 3.47%), Series I (FRN)[a,b]		19,529,000	19,333,710
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,c		103,631,000	107,206,269
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Oa,c		41,762,000	42,492,835

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,c		$30,810,000	$30,492,657
Wells Fargo & Co., 6.558%, (3 Month US LIBOR + 3.77%), Series K (FRN)[a,b]		115,846,000	115,266,770
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)		41,996,000	43,570,850

			861,896,958

BANKS—FOREIGN	27.8%
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)[a,c,e,f]		24,000,000	29,869,694
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)[a,c,e,f]		3,000,000	3,190,235
Banco Santander SA, 6.75% to 4/25/22 (Spain)[a,c,e,f]		13,800,000	16,117,248
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,c,d]		39,000,000	39,107,133
Bankia SA, 6.375% to 9/19/23 (Spain)[a,c,e,f]		20,000,000	21,701,782
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)[a,c,f]		41,700,000	40,216,314
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,c,e,f]		39,550,000	39,698,312
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,c,d,f]		13,400,000	13,098,500
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,d]		37,771,000	38,620,847
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,c,d,f]		38,000,000	37,952,500
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,c,d,f]		77,000,000	78,636,250
Cooperatieve Rabobank UA, 11.00% to 6/30/19, 144A (Netherlands)[a,c,d]		32,603,000	33,784,859
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,d,f]		65,500,000	67,546,875
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,c,e,f]		46,770,000	46,243,837
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,c,d,f]		17,224,000	17,559,868
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,c,d,f]		55,500,000	54,251,250
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (Germany)[a,c,e,f]		9,000,000	9,680,462
DNB Bank ASA, 5.75% to 3/26/20 (Norway)[a,c,e,f]		5,900,000	5,776,100
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,c,e,f]		52,140,000	51,370,935
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[d]		32,041,945	38,847,654

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

	Principal Amount	Value
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,d]	$35,961,000	$51,693,937
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)[a,c,f]	14,600,000	13,705,750
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,c,f]	59,834,000	57,590,225
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[a,c,f]	16,800,000	15,666,000
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,c,f]	61,058,000	62,905,004
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,c,e,f]	30,900,000	30,822,750
Lloyds Bank PLC, 12.00% to 12/16/24, 144A (United Kingdom)[a,c,d]	7,100,000	8,338,915
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,c,f]	31,361,000	30,335,495
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,c,f]	32,600,000	31,547,020
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[a,c,d,f]	7,013,000	6,004,881
Nationwide Building Society, 10.25% (United Kingdom)[a,e]	12,331,000	21,964,633
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)[a,c]	7,700,000	9,124,500
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,c]	39,960,000	49,400,550
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,c,f]	19,000,000	19,000,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,c,f]	104,310,000	108,221,625
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)[a,c,e,f]	11,000,000	10,744,404
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,c,d,f]	11,200,000	9,536,800
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,c,d,f]	51,400,000	50,179,250
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,c,d,f]	42,000,000	41,632,500

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,c,d,f]		$30,726,000	$30,879,630
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,c,d,f]		30,866,000	30,480,175
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,e]		11,000,000	13,543,953
Swedbank AB, 6.00% to 3/17/22 (Sweden)[a,c,e,f]		32,200,000	30,773,379
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)[a,c,e,f]		28,700,000	28,798,068
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[a,c,e,f]		22,850,000	21,993,125
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[a,c,e,f]		19,400,000	19,788,000
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (Switzerland)[a,c,e,f]		29,115,000	29,296,969
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[a,c,e,f]		63,900,000	64,962,274
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (Italy)[a,c,e,f]		5,000,000	5,478,116

			1,587,678,583

ELECTRIC	1.3%
INTEGRATED ELECTRIC	0.5%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,c		21,033,000	20,533,466
Southern California Edison Co., 6.25% to 2/1/22, Series Ea,c		9,315,000	8,895,825

			29,429,291

INTEGRATED ELECTRIC—FOREIGN	0.3%
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[a,c,d]		16,750,000	15,891,563

REGULATED ELECTRIC	0.5%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bc		31,416,000	30,276,936

TOTAL ELECTRIC			75,597,790

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
State Street Corp., 5.25% to 9/15/20, Series Fa,c		$11,101,000	$10,920,609

FOOD	0.5%
Land O’ Lakes, Inc., 7.00%, 144Aa,d		13,325,000	13,016,859
Land O’ Lakes, Inc., 7.25%, 144Aa,d		15,285,000	14,864,663

			27,881,522

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.2%
General Electric Co., 5.00% to 1/21/21, Series Da,c		93,079,000	71,321,783

INSURANCE	20.3%
LIFE/HEALTH INSURANCE	7.5%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ad		46,703,000	53,124,662
MetLife, Inc., 5.25% to 6/15/20, Series Ca,c		49,298,000	47,449,325
MetLife, Inc., 9.25%, due 4/8/38, 144Ad		72,907,000	92,227,355
MetLife, Inc., 10.75%, due 8/1/39		5,850,000	8,555,625
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[c]		59,050,000	55,359,375
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[c]		88,438,000	86,720,534
Prudential Financial, Inc., 5.70% to 9/15/28, due 9/15/48[c]		5,190,000	4,839,675
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[c]		11,326,000	11,453,418
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[c]		55,459,000	52,259,016
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,c		15,450,000	14,677,500

			426,666,485

LIFE/HEALTH INSURANCE—FOREIGN	8.5%
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)[a,c,d]		19,800,000	18,344,700
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (Japan)[a,c,d]		16,600,000	16,600,000
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)[a,c,d]		40,533,000	43,066,313
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,c,e]		15,000,000	14,714,250
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,c,e]		21,419,000	22,683,771

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
Hanwha Life Insurance Co., Ltd., 4.70%, due 4/23/48, 144A (South Korea)[d]		$33,200,000	$31,764,299
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)[c,e]		12,000,000	9,750,000
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)[c,e]		24,550,000	22,794,675
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)[c,d]		20,450,000	20,245,500
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[c,d]		74,375,000	74,560,937
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[c,d]		35,900,000	34,957,625
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[c,d]		34,680,000	35,590,350
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[c,d]		38,025,000	38,215,125
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)[e]		23,948,000	20,720,744
Phoenix Group Holdings, 5.75% to 4/26/28 (United Kingdom)[a,c,e,f]		19,200,000	19,843,989
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[c,d]		58,150,000	61,857,062

			485,709,340

MULTI-LINE	0.3%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[c]		10,726,000	9,358,435
Hartford Financial Services Group, Inc., 4.741%, (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[b,d]		13,800,000	11,074,500

			20,432,935

MULTI-LINE—FOREIGN	0.2%
AXA SA, 3.875% to 10/8/25, Series EMTN (France)[a,c,e]		4,800,000	5,593,702
NN Group NV, 4.50% to 1/15/26 (Netherlands)[a,c,e]		7,000,000	8,019,333

			13,613,035

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount		Value
PROPERTY CASUALTY	0.8%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[c]		$35,550,000		$33,950,250
Liberty Mutual Group, Inc., 7.80%, due 3/7/37, 144Ad		11,841,500		12,936,839

				46,887,089

PROPERTY CASUALTY—FOREIGN	2.9%
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[c,e]		40,645,000		38,702,494
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[c,e]		44,658,000		44,937,113
Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[c,d]		46,840,000		47,249,850
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,c,e]		34,493,000		33,397,847

				164,287,304

REINSURANCE—FOREIGN	0.1%
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (Switzerland)[c,e,f]		3,800,000		3,834,006

TOTAL INSURANCE				1,161,430,194

INTEGRATED TELECOMMUNICATIONS SERVICES	1.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[d]		47,426	†	50,283,511
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[c,e]		13,500,000		12,576,938

				62,860,449

MATERIAL—METALS & MINING	1.3%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[c,d]		73,709,000		76,766,081

PIPELINES	1.7%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[c]		23,255,000		20,986,453
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[c]		8,092,000		7,313,145
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[c]		69,961,000		65,980,219

				94,279,817

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
REAL ESTATE—FINANCE	0.4%
AT Securities BV, 5.25% to 7/21/23 (Germany)[a,c,e]		$22,750,000	$20,338,523

UTILITIES	3.2%
ELECTRIC UTILITIES—FOREIGN	2.9%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[c]		80,174,000	80,728,804
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[c,d]		84,026,000	86,126,650

			166,855,454

MULTI-UTILITIES	0.3%
NiSource, Inc., 5.65% to 6/15/23, 144Aa,c,d		18,820,000	17,526,125

TOTAL UTILITIES			184,381,579

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$4,448,681,208)			4,235,353,888

CORPORATE BONDS	0.8%
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.1%
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25		9,710,000	8,642,404

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
General Electric Co., 6.875%, due 1/10/39, Series GMTN		10,605,000	11,134,300
General Electric Co., 5.875%, due 1/14/38, Series MTN		29,655,000	28,460,396

			39,594,696

TOTAL CORPORATE BONDS (Identified cost—$48,319,984)			48,237,100

		Shares
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24%[g]		43,218,350	43,218,350

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$43,218,350)			43,218,350

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Value
PURCHASED OPTION CONTRACTS
(Premiums paid—$8,193,147)	0.1%	$5,250,140
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$5,919,614,550)	98.6%	5,637,808,370
WRITTEN OPTION CONTRACTS	(0.0)	(2,375,606)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4	81,524,069

NET ASSETS	100.0%	$5,716,956,833

Over-the-Counter Option Contracts

Purchased Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[h]	Premiums Paid	Value
Put—EUR-USD	Goldman Sachs International	$1.14	3/21/19	57,125	$65,450,950	$764,568	$549,428
Put—GBP-USD	BNP Paribas SA	1.26	2/1/19	166,575	212,316,458	2,624,923	1,366,415
Put—GBP-USD	BNP Paribas SA	1.26	5/1/19	82,801	105,538,136	2,844,924	1,776,164
Put—GBP-USD	BNP Paribas SA	1.25	5/1/19	82,141	104,696,900	1,958,732	1,558,133
				388,642	$488,002,444	$8,193,147	$ 5,250,140

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[h]	Premiums Received	Value
Put—EUR-USD	Goldman Sachs International	$1.12	3/21/19	(56,000)	$(64,161,982)	$(445,551)	$(235,256)
Put—GBP-USD	BNP Paribas SA	1.21	2/1/19	(160,603)	(204,704,548)	(1,190,034)	(319,279)
Put—GBP-USD	BNP Paribas SA	1.21	5/1/19	(79,832)	(101,753,849)	(1,666,110)	(972,833)
Put—GBP-USD	BNP Paribas SA	1.20	5/1/19	(79,171)	(100,911,339)	(1,054,294)	(848,238)
				(375,606)	$(471,531,718)	$(4,355,989)	$(2,375,606)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	104,286,269	USD	118,421,230	1/3/19	$(1,064,728)
Brown Brothers Harriman	GBP	33,950,177	USD	43,400,209	1/3/19	127,321
Brown Brothers Harriman	USD	43,243,359	GBP	33,950,177	1/3/19	29,529
Brown Brothers Harriman	USD	119,226,320	EUR	104,286,269	1/3/19	259,638
Brown Brothers Harriman	EUR	100,267,836	USD	114,925,991	2/4/19	(262,669)
Brown Brothers Harriman	GBP	33,026,733	USD	42,129,891	2/4/19	(32,689)
						$(943,598)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Variable rate. Rate shown is in effect at December 31, 2018.
[c]	Security converts to floating rate after the indicated fixed-rate coupon period.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,539,738,243 which represents 26.9% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $779,721,661 which represents 13.6% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $1,306,929,597 or 22.9% of the net assets of the Fund.

g Rate quoted represents the annualized seven-day yield.

[h]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

Country Summary	% of Net Assets
United States	48.7
United Kingdom	11.8
Japan	7.5
France	6.8
Switzerland	5.0
Canada	3.7
Australia	2.9
Other	2.3
Netherlands	2.2
Italy	1.6
Spain	1.2
Bermuda	1.2
Germany	1.2
Norway	1.0
Cayman Islands	0.9
Sweden	0.7
Hong Kong	0.7
South Korea	0.6

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments in securities, at value (Identified cost—$5,919,614,550)	$5,637,808,370
Cash	8,397,733
Foreign currency, at value (Identified cost—$204,570)	204,802
Receivable for:
Dividends and interest	66,147,350
Fund shares sold	46,131,561
Investment securities sold	31,323,716
Unrealized appreciation on forward foreign currency exchange contracts	416,488
Other assets	153,430

Total Assets	5,790,583,450

LIABILITIES:
Written option contracts, at value (Premiums received—$4,355,989)	2,375,606
Unrealized depreciation on forward foreign currency exchange contracts	1,360,086
Payable for:
Fund shares redeemed	61,102,260
Investment advisory fees	3,588,160
Cash collateral received for over-the-counter option contracts	3,496,563
Shareholder servicing fees	786,288
Administration fees	256,156
Distribution fees	72,132
Directors’ fees	3,518
Other liabilities	585,848

Total Liabilities	73,626,617

NET ASSETS	$5,716,956,833

NET ASSETS consist of:
Paid-in capital	$6,046,291,642
Total distributable earnings/(accumulated loss)	(329,334,809)

$5,716,956,833

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2018

CLASS A SHARES:
NET ASSETS	$661,750,664
Shares issued and outstanding ($0.001 par value common stock outstanding)	51,895,281

Net asset value and redemption price per share	$12.75

Maximum offering price per share ($12.75 ÷ 0.9625)[a]	$13.25

CLASS C SHARES:
NET ASSETS	$650,892,465
Shares issued and outstanding ($0.001 par value common stock outstanding)	51,337,472

Net asset value and offering price per share[b]	$12.68

CLASS F SHARES:
NET ASSETS	$560,036,430
Shares issued and outstanding ($0.001 par value common stock outstanding)	43,841,618

Net asset value, offering and redemption price per share	$12.77

CLASS I SHARES:
NET ASSETS	$3,840,022,203
Shares issued and outstanding ($0.001 par value common stock outstanding)	300,477,129

Net asset value, offering and redemption price per share	$12.78

CLASS R SHARES:
NET ASSETS	$2,320,843
Shares issued and outstanding ($0.001 par value common stock outstanding)	181,797

Net asset value, offering and redemption price per share	$12.77

CLASS Z SHARES:
NET ASSETS	$1,934,228
Shares issued and outstanding ($0.001 par value common stock outstanding)	151,387

Net asset value, offering and redemption price per share	$12.78

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Interest income (net of $18,829 of foreign withholding tax)	$281,096,887
Dividend income (net of $88,406 of foreign withholding tax)	109,906,922

Total Investment Income	391,003,809

Expenses:
Investment advisory fees	50,015,156
Distribution fees—Class A	2,105,954
Distribution fees—Class C	5,705,163
Distribution fees—Class R	11,751
Shareholder servicing fees—Class A	842,382
Shareholder servicing fees—Class C	1,901,721
Shareholder servicing fees—Class I	2,969,095
Administration fees	4,231,018
Transfer agent fees and expenses	1,276,203
Directors’ fees and expenses	421,865
Shareholder reporting expenses	392,647
Registration and filing fees	237,281
Custodian fees and expenses	231,910
Professional fees	94,434
Miscellaneous	263,192

Total Expenses	70,699,772
Reduction of Expenses (See Note 2)	(528,754)

Net Expenses	70,171,018

Net Investment Income (Loss)	320,832,791

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(16,401,376)
Written option contracts	73,464
Forward foreign currency exchange contracts	27,158,396
Foreign currency transactions	(2,718)

Net realized gain (loss)	10,827,766

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(673,120,216)
Written option contracts	1,980,383
Forward foreign currency exchange contracts	111,671
Foreign currency translations	(80,691)

Net change in unrealized appreciation (depreciation)	(671,108,853)

Net Realized and Unrealized Gain (Loss)	(660,281,087)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(339,448,296)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$320,832,791	$320,382,508
Net realized gain (loss)	10,827,766	78,376,926
Net change in unrealized appreciation (depreciation)	(671,108,853)	343,981,519

Net increase (decrease) in net assets resulting from operations	(339,448,296)	742,740,953

Distributions to Shareholders:[a]
Class A	(42,389,102)	(50,960,880)
Class C	(33,859,370)	(38,621,682)
Class F	(35,437,667)	(8,953,771)
Class I	(261,784,834)	(293,059,682)
Class R	(119,135)	(156,353)
Class Z	(99,043)	(28,393)
Tax Return of Capital to Shareholders:
Class A	(1,089,761)	—
Class C	(991,041)	—
Class F	(841,722)	—
Class I	(6,311,802)	—
Class R	(3,051)	—
Class Z	(2,290)	—

Total distributions	(382,928,818)	(391,780,761)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(1,466,957,445)	1,242,237,110

Total increase (decrease) in net assets	(2,189,334,559)	1,593,197,302
Net Assets:
Beginning of year	7,906,291,392	6,313,094,090

End of year	$5,716,956,833	$7,906,291,392

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS—(Continued)

[a]

Distributions to shareholders from net investment income and net realized gain for the year ended December 31, 2017 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation. The amounts reported within the December 31, 2017 annual report were as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders from:
Net investment income:
Class A	$(45,335,773)
Class C	(33,763,878)
Class F	(5,392,857)
Class I	(261,607,855)
Class R	(142,351)
Class Z	(23,445)
Net realized gain:
Class A	(5,625,107)
Class C	(4,857,804)
Class F	(3,560,914)
Class I	(31,451,827)
Class R	(14,002)
Class Z	(4,948)

Total distributions to shareholders	$(391,780,761)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.14	$13.41	$13.57	$13.56	$12.87

Income (loss) from investment operations:

Net investment income (loss)[a]	0.59	0.60	0.62	0.65	0.71
Net realized and unrealized gain (loss)	(1.27)	0.86	(0.05)	0.12	0.76

Total from investment operations	(0.68)	1.46	0.57	0.77	1.47

Less dividends and distributions to shareholders from:

Net investment income	(0.65)	(0.65)	(0.62)	(0.64)	(0.69)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.71)	(0.73)	(0.73)	(0.76)	(0.78)

Net increase (decrease) in net asset value	(1.39)	0.73	(0.16)	0.01	0.69

Net asset value, end of year	$12.75	$14.14	$13.41	$13.57	$13.56

Total return[b,c]	–4.96%	11.04%	4.23%	5.78%	11.61%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$661.8	$981.8	$926.0	$779.4	$568.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.15%	1.16%	1.18%	1.19%	1.19%

Expenses (net of expense reduction)	1.15%	1.16%	1.18%	1.17%	1.12%

Net investment income (loss) (before expense reduction)	4.31%	4.24%	4.56%	4.75%	5.18%

Net investment income (loss) (net of expense reduction)	4.31%	4.24%	4.56%	4.77%	5.25%

Portfolio turnover rate	51%	36%	51%	46%	41%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.06	$13.34	$13.50	$13.49	$12.81

Income (loss) from investment operations:

Net investment income (loss)[a]	0.50	0.50	0.53	0.56	0.62
Net realized and unrealized gain (loss)	(1.26)	0.85	(0.05)	0.12	0.75

Total from investment operations	(0.76)	1.35	0.48	0.68	1.37

Less dividends and distributions to shareholders from:

Net investment income	(0.56)	(0.55)	(0.53)	(0.55)	(0.60)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.62)	(0.63)	(0.64)	(0.67)	(0.69)

Net increase (decrease) in net asset value	(1.38)	0.72	(0.16)	0.01	0.68

Net asset value, end of year	$12.68	$14.06	$13.34	$13.50	$13.49

Total return[b,c]	–5.54%	10.30%	3.60%	5.09%	10.85%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$650.9	$838.1	$857.0	$683.5	$548.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.80%	1.81%	1.83%	1.84%	1.84%

Expenses (net of expense reduction)	1.80%	1.81%	1.83%	1.82%	1.77%

Net investment income (loss) (before expense reduction)	3.68%	3.59%	3.91%	4.08%	4.53%

Net investment income (loss) (net of expense reduction)	3.68%	3.59%	3.91%	4.10%	4.60%

Portfolio turnover rate	51%	36%	51%	46%	41%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class F
Per Share Operating Performance:	For the Year Ended December 31, 2018	For the Period April 3, 2017[a] through December 31, 2017
Net asset value, beginning of period	$14.16	$13.82

Income (loss) from investment operations:

Net investment income (loss)[b]	0.64	0.53
Net realized and unrealized gain (loss)	(1.27)	0.40

Total from investment operations	(0.63)	0.93

Less dividends and distributions to shareholders from:

Net investment income	(0.70)	(0.51)

Net realized gain	(0.04)	(0.08)

Tax return of capital	(0.02)	—

Total dividends and distributions to shareholders	(0.76)	(0.59)

Net increase (decrease) in net asset value	(1.39)	0.34

Net asset value, end of period	$12.77	$14.16

Total return[c]	–4.62%	6.79%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$560.0	$616.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.80%	0.81%[e]

Expenses (net of expense reduction)	0.80%	0.81%[e]

Net investment income (loss) (before expense reduction)	4.71%	5.20%[e]

Net investment income (loss) (net of expense reduction)	4.71%	5.20%[e]

Portfolio turnover rate	51%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.17	$13.44	$13.60	$13.58	$12.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.63	0.64	0.67	0.70	0.76
Net realized and unrealized gain (loss)	(1.27)	0.86	(0.06)	0.12	0.76

Total from investment operations	(0.64)	1.50	0.61	0.82	1.52

Less dividends and distributions to shareholders from:

Net investment income	(0.69)	(0.69)	(0.66)	(0.68)	(0.73)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.75)	(0.77)	(0.77)	(0.80)	(0.82)

Net increase (decrease) in net asset value	(1.39)	0.73	(0.16)	0.02	0.70

Net asset value, end of year	$12.78	$14.17	$13.44	$13.60	$13.58

Total return[b]	–4.66%	11.37%	4.58%	6.20%	12.00%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$3,840.0	$5,466.7	$4,525.8	$3,228.7	$2,047.6

Ratios to average daily net assets:

Expenses (before expense reduction)	0.86%	0.87%	0.88%	0.88%	0.90%

Expenses (net of expense reduction)	0.85%	0.85%	0.85%	0.83%	0.77%

Net investment income (loss) (before expense reduction)	4.61%	4.53%	4.86%	5.07%	5.49%

Net investment income (loss) (net of expense reduction)	4.62%	4.55%	4.89%	5.12%	5.62%

Portfolio turnover rate	51%	36%	51%	46%	41%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$14.15	$13.42	$13.60	$13.58	$13.55

Income (loss) from investment operations:

Net investment income (loss)[b]	0.57	0.57	0.62	0.64	0.17
Net realized and unrealized gain (loss)	(1.26)	0.86	(0.08)	0.12	0.05

Total from investment operations	(0.69)	1.43	0.54	0.76	0.22

Less dividends and distributions to shareholders from:

Net investment income	(0.63)	(0.62)	(0.61)	(0.62)	(0.10)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.69)	(0.70)	(0.72)	(0.74)	(0.19)

Net increase (decrease) in net asset value	(1.38)	0.73	(0.18)	0.02	0.03

Net asset value, end of period	$12.77	$14.15	$13.42	$13.60	$13.58

Total return[c]	–5.03%	10.86%	4.00%	5.67%	1.66%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$2,320.8	$2,428.5	$4,094.7	$204.8	$ 10.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.30%	1.31%	1.33%	1.34%	1.36%[e]

Expenses (net of expense reduction)	1.30%	1.31%	1.33%	1.33%	1.30%[e]

Net investment income (loss) (before expense reduction)	4.22%	4.09%	4.49%	4.73%	4.88%[e]

Net investment income (loss) (net of expense reduction)	4.22%	4.09%	4.49%	4.74%	4.94%[e]

Portfolio turnover rate	51%	36%	51%	46%	41%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$14.16	$13.43	$13.59	$13.58	$13.55

Income (loss) from investment operations:

Net investment income (loss)[b]	0.64	0.66	0.69	0.71	0.18
Net realized and unrealized gain (loss)	(1.26)	0.84	(0.08)	0.10	0.06

Total from investment operations	(0.62)	1.50	0.61	0.81	0.24

Less dividends and distributions to shareholders from:

Net investment income	(0.70)	(0.69)	(0.66)	(0.68)	(0.12)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.76)	(0.77)	(0.77)	(0.80)	(0.21)

Net increase (decrease) in net asset value	(1.38)	0.73	(0.16)	0.01	0.03

Net asset value, end of period	$12.78	$14.16	$13.43	$13.59	$13.58

Total return[c]	–4.55%	11.41%	4.59%	6.13%	1.78%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$1,934.2	$862.2	$141.6	$32.4	$10.0

Ratios to average daily net assets:

Expenses (before expense reduction)	0.80%	0.81%	0.83%	0.84%	0.85%[e]

Expenses (net of expense reduction)	0.80%	0.81%	0.83%	0.83%	0.80%[e]

Net investment income (loss) (before expense reduction)	4.76%	4.70%	5.07%	5.20%	5.35%[e]

Net investment income (loss) (net of expense reduction)	4.76%	4.70%	5.07%	5.21%	5.40%[e]

Portfolio turnover rate	51%	36%	51%	46%	41%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Exchange-Traded Funds	$27,484,648	$27,484,648	$—	$—
Preferred Securities—
$25 Par Value:
Electric—Integrated Electric	20,667,270	12,388,292	8,278,978	—
Real Estate—Residential—Apartment	6,120,000	—	6,120,000	—
Real Estate—Shopping Centers—Community Center	19,584,307	13,417,778	6,166,529	—
Utilities	77,810,422	60,598,666	17,211,756	—
Other Industries	1,154,082,245	1,154,082,245	—	—
Preferred Securities—Capital Securities	4,235,353,888	—	4,235,353,888	—
Corporate Bonds	48,237,100	—	48,237,100	—
Short-Term Investments	43,218,350	—	43,218,350	—
Purchased Option Contracts	5,250,140	—	5,250,140	—

Total Investments in Securities[a]	$5,637,808,370	$1,267,971,629	$4,369,836,741	$—

Forward Foreign Currency Exchange Contracts	$416,488	$—	$416,488	$—

Total Derivative Assets[a]	$416,488	$—	$416,488	$—

Forward Foreign Currency Exchange Contracts	$(1,360,086)	$—	$(1,360,086)	$—
Written Option Contracts	(2,375,606)	—	(2,375,606)	—

Total Derivative Liabilities[a]	$(3,735,692)	$—	$(3,735,692)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

underlying index, currency or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2018, a portion of the dividends has been reclassified to distributions from net realized gain and return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

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NOTES TO FINANCIAL STATEMENTS—(Continued)

companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund. On June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, offering a breakpoint relative to the investment advisory fee that the Fund pays to the investment advisor. Effective close of business July 31, 2018, the Fund’s investment advisory fee was reduced from an annual rate of 0.70% of the average daily net assets of the Fund to an annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the year ended December 31, 2018 and through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2018, fees waived and/or expenses reimbursed totaled $528,754.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2018, the Fund incurred $3,572,511 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2018, the Fund has been advised that the distributor received $118,449, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $14,186 and $61,850 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $82,320 for the year ended December 31, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2018, totaled $3,509,303,855 and $4,797,043,237, respectively.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2018 and the effect of derivatives held during the year ended December 31, 2018, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$416,488	Unrealized depreciation	$1,360,086
Purchased Option Contracts—Over-the-Counter[b]	Investments in securities	5,250,140	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts	2,375,606

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.
[b]	Includes purchased options at value as reported in the Schedule of Investments.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$27,158,396	$111,671
Purchased Option Contracts—Over-the-Counter[a]	Net Realized and Unrealized Gain (Loss)	3,494,423	(2,943,007)
Written Option Contracts— Over-the-Counter	Net Realized and Unrealized Gain (Loss)	73,464	1,980,383

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

At December 31, 2018, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Foreign Exchange Risk:
Purchased Option Contracts—Over-the-Counter	$5,250,140	$—
Written Option Contracts—Over-the-Counter	—	2,375,606

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged and/or received by the Fund, if any, as of December 31, 2018:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
Goldman Sachs International	$549,428	$(235,256)	$(314,172)	$—
BNP Paribas SA	4,700,712	(2,140,350)	(2,560,362)	—

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$235,256	$(235,256)	$—	$—
BNP Paribas SA	2,140,350	(2,140,350)	—	—

[a]	In some instances, the actual collateral pledged and/or received may be more than amount shown.
[b]	Net amount represents the net receivable/payable due from/to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2018:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$328,927,000	$302,253,982	$296,980,436

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]	Average for the period May 24, 2018 through December 31, 2018, which represents the period the Fund had option contracts outstanding.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2018	2017
Ordinary income	$352,129,177	$352,699,453
Long-term capital gain	21,559,974	39,081,308
Tax return of capital	9,239,667	—

Total dividends and distributions	$382,928,818	$391,780,761

As of December 31, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$5,923,392,949

Gross unrealized appreciation on investments	$15,366,947
Gross unrealized depreciation on investments	(298,681,960)

Net unrealized appreciation (depreciation) on investments	$(283,315,013)

The Fund incurred short-term capital losses of $18,146,686 and long-term capital losses of $28,465,024 after October 31, 2018 that it has elected to defer until the following year.

As of December 31, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $19,398,981 and total distributable earnings/(accumulated loss) was charged $19,398,981. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1 billion of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class T shares

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	13,272,192	$180,638,381	25,850,583	$362,239,815
Issued as reinvestment of dividends and distributions	2,597,753	34,979,816	2,879,012	40,411,516
Redeemed	(33,422,213)	(451,098,251)	(28,348,189)	(397,664,677)

Net increase (decrease)	(17,552,268)	$(235,480,054)	381,406	$4,986,654

Class C:
Sold	4,449,206	$60,120,673	9,488,240	$132,473,666
Issued as reinvestment of dividends and distributions	1,700,659	22,753,362	1,712,600	23,908,607
Redeemed	(14,419,514)	(192,727,879)	(15,844,813)	(220,584,615)

Net increase (decrease)	(8,269,649)	$(109,853,844)	(4,643,973)	$(64,202,342)

Class F:[a]
Sold	18,487,801	$253,312,856	44,494,147	$635,520,272
Issued as reinvestment of dividends and distributions	2,518,305	33,810,462	46,485	658,506
Redeemed	(20,697,290)	(278,200,568)	(1,007,830)	(14,305,618)

Net increase (decrease)	308,816	$8,922,750	43,532,802	$621,873,160

Class I:
Sold	129,353,351	$1,756,186,146	195,980,718	$2,754,079,773
Issued as reinvestment of dividends and distributions	12,580,178	169,734,426	12,194,711	171,745,839
Redeemed	(227,323,729)	(3,057,872,621)	(159,157,330)	(2,245,081,738)

Net increase (decrease)	(85,390,200)	$(1,131,952,049)	49,018,099	$680,743,874

Class R:
Sold	109,638	$1,491,812	35,293	$492,748
Issued as reinvestments of dividends and distributions	8,397	112,585	9,069	126,806
Redeemed	(107,806)	(1,446,548)	(177,803)	(2,493,468)

Net increase (decrease)	10,229	$157,849	(133,441)	$(1,873,914)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z:
Sold	119,109	$1,634,449	49,668	$700,208
Issued as reinvestment of dividends and distributions	4,900	65,852	1,968	27,820
Redeemed	(33,507)	(452,398)	(1,295)	(18,350)

Net increase (decrease)	90,502	$1,247,903	50,341	$709,678

[a]	Inception date of April 3, 2017.

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and to implement a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will not have a material effect on the timing of income recognized by the Fund and will have no effect on the Fund’s net assets or overall results of operations.

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended December 31, 2018, which had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and had determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2018 (Unaudited)

For the calendar year ended December 31, 2018, for individual taxpayers, the Fund designates $298,295,281 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $20,255,674 taxable at the maximum 20% rate, long term capital gain distributions of $1,304,300 taxable at the maximum 25% rate, $9,867,240 as qualified business income eligible for the 20% deduction and a short-term capital gain distribution of $45,787. In addition, for corporate taxpayers, 35.37% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On September 11, 2018, the Fund’s Board of Directors approved a change to the Fund’s blended benchmark from 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed-Rate Preferred Securities Index & 10% Bloomberg Barclays Developed Market USD Contingent Capital Index to 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed-Rate Preferred Securities Index & 20% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective January 1, 2019.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale,New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015 and prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the

Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class T—CPXTX*
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class T shares are currently not available for purchase.

eDelivery AVAILABLE

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Cohen & Steers

Preferred

Securities and

Income Fund

Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CPXAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the Fund’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$43,040	$42,200
Audit-Related Fees	$0	$0
Tax Fees	$5,850	$5,740
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)    No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$5,850	$5,740
Investment Advisor	$0	$0

(h)        The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Incorporated by reference to registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 27, 2018 (Accession No. 0001193125-18-139301).

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 7, 2019